SoundHound AI Reports Record Q3 Revenue and
Guides to Sustained Adjusted EBITDA Profitability within 2H 2027

SANTA CLARA, Calif.--SoundHound AI, Inc. (Nasdaq: SOUN), a global leader in voice and agentic AI, today reported its financial results for the third quarter 2026.
"This is a milestone moment for SoundHound. We announced another record quarter, closed our acquisition of LivePerson, and guided that the company will be adjusted EBITDA profitable within the second half of 2027,” said Keyvan Mohajer, CEO and Co-Founder of SoundHound AI. “Our OASYS platform now leads its category and is positioned to become the operating system of the new agentic era, strengthened by technology from six pioneering businesses we have combined under SoundHound AI.”

Financial Highlights
•Third quarter reported revenue was $62.4 million, an increase of 48.5% year-over-year.
•Third quarter GAAP gross margin was 34.1%; non-GAAP gross margin was 50.3%.
•Third quarter GAAP net loss was $(46.4) million; non-GAAP net loss was $(21.2) million.
•Third quarter adjusted EBITDA was a loss of $(20.7) million.
•Third quarter GAAP earnings per share was a loss of $(0.10); non-GAAP earnings per share was a loss of $(0.05).

"Since closing the LivePerson acquisition, we have moved swiftly and decisively to integrate the businesses and realize substantial cost and revenue synergies. At the same time, we are improving our quality of earnings by shifting upfront license deals to hosted structures and exiting non-core, dilutive business lines, making our revenue more stable and predictable,” said John Collins, CFO of SoundHound AI. “These business transformations provide the operating leverage necessary to reach sustainable, profitable growth within the second half of 2027."

Business Highlights

LivePerson Update
•Closed the acquisition of LivePerson on September 4th, retiring all but a negligible portion of the debt, which will be repaid at maturity in the fourth quarter.
•Coordinated outreach to LivePerson's top 90 enterprise accounts representing over $100 million in ARR, receiving overwhelmingly positive feedback regarding financial stability and the addition of enterprise-grade voice and agentic AI capabilities.
•Renewals and upsells included a major US healthcare benefits provider, a leading European broadcaster and telecommunications provider, and a leading UK water utility.

Enterprise and Customer Care
•A leading academic health system selected SoundHound across both its hospital services and its health plan.
•Randox, a health testing provider serving UK and global populations, selected SoundHound for customer care.
•A major US electric utility signed a new contract to bring AI to its back-office functions.
•A British multinational telecommunications company added additional services.

Auto, Devices, and Voice Commerce
•Signed a 7-figure minimum-guarantee agreement with a tier one Chinese automotive supplier for voice AI and edge capabilities.
•Signed a new deal with Greaves Electric, a leading electric two-wheeler maker, for an embedded voice assistant.
•Launched OASYS Edge, an on-device architecture bringing LLM-powered voice AI agents directly onto local device hardware in vehicles, TVs, and smart devices.
•Signed a deal with a global electronics manufacturer LG to debut a new commerce channel across approximately 20 million smart TVs in the US.
•Signed direct voice commerce partnerships with a large coffeehouse brand and a growing fast-casual restaurant chain.

Consumer Brands, Hospitality and Physical Operations
•A multinational food and beverage company renewed its enterprise HR deployment.
•Resorts World Las Vegas, a global resort operator, expanded from an on-property digital concierge to an external-facing autonomous booking agent.
•A household-name pizza chain added SoundHound AI ordering to nearly 100 additional restaurant locations.
•Won a major global consumer products company as a new end customer through our partnership with Alta Resources, a business process outsourcing and customer management partner.

Third Quarter 2026 Financial Measures1

Three Months Ended (thousands, unless otherwise noted)	September 30, 2026	September 30, 2025	Change
Revenues	$62,425	$42,049	48%
GAAP gross profit	$21,282	$17,921	19%
GAAP gross margin	34.1%	42.6%	(8.5)	pp
Non-GAAP gross profit	$31,394	$24,917	26%
Non-GAAP gross margin	50.3%	59.3%	(9.0)	pp
GAAP operating loss[2]	$(46,497)	$(115,891)	60%
Non-GAAP adjusted EBITDA	$(20,665)	$(14,546)	(42)%
GAAP net loss[2]	$(46,368)	$(109,271)	58%
Non-GAAP net loss	$(21,215)	$(13,022)	(63)%
GAAP net loss per share[2]	$(0.10)	$(0.27)	$0.17
Non-GAAP net loss per share	$(0.05)	$(0.03)	$(0.02)
1)Please see tables below for a reconciliation from GAAP to non-GAAP.
2)GAAP operating loss includes an impact from the calculated fair value of contingent acquisition liabilities where future earn-out shares are marked-to-market on a quarterly basis, and with the fluctuation in stock price compared to the previous quarter there was a gain associated with this item of $23.4 million in the third quarter of 2026. Non-GAAP measures exclude this non-operating/non-cash impact.

Liquidity and Cash Flows
The company’s total cash and cash equivalents was $207.6 million at September 30, 2026. The Company had $3.8 million of short-term debt as of September 30, 2026, assumed from the LivePerson acquisition in September 2026.
Condensed Cash Flow Statement

Nine Months Ended (thousands)	September 30, 2026	September 30, 2025
Cash flows:
Net cash used in operating activities	$(95,986)	$(76,336)
Net cash provided by (used in) investing activities	9,803	(56,965)
Net cash provided by financing activities	45,315	204,514
Effects of exchange rate changes on cash	291	(257)
Net change in cash and cash equivalents	$(40,577)	$70,956
Business Outlook
•SoundHound has identified significant annualized cost synergies of $120 million, with over $80 million in actions scheduled to take effect before January 1, 2027, and the full $120 million run-rate expected in 2027.
•The Company has been strategically non-renewing and exiting certain negative gross margin contracts inherited from prior acquisitions and expects to continue doing so, with a positive impact on both gross margin and EBITDA.
•SoundHound will use the self-learning feature of OASYS to prioritize a hosted-service model and reduce upfront licensing, which has historically resulted in fluctuating point-in-time revenue contributions in prior quarters. The expected impact is more predictable revenue and long-term, sustainable ARR growth.
•With the impact of the actions above, SoundHound expects the 2026 revenue to be in the range of $250M - $260M, and 2027 revenue in the range of $350M - $400M.
•SoundHound expects to reach sustained adjusted EBITDA positive within the second half of 2027, even at the lower-end of its revenue guidance.

Additional Information
For more information please see the company’s SEC filings which can be obtained on the company’s website at investors.soundhound.com. The financial statements for the fiscal quarter will be posted on the website, and will also be filed as an exhibit when the company files its 8-K including this press release. The financial data presented in this press release should be considered preliminary until the company files its 10-Q.

Conference Call and Webcast
SoundHound AI will host a live audio conference call and webcast today at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time. A live webcast and replay will also be accessible at investors.soundhound.com.
About SoundHound AI
SoundHound AI is a voice and agentic AI company that enables businesses to deliver natural, end-to-end conversational experiences across digital and physical channels, including phones, kiosks, chat, smart devices, drive-thrus, TVs, in-vehicle, and more. Its agentic platform, OASYS, is a self-learning, orchestrated AI system where organizations can build and deploy conversational AI agents to handle transactions, tasks, and workflows on behalf of customers and employees. Built on proprietary technology backed by 800+ patents and years of AI research, SoundHound serves leading brands across industries including automotive, financial services, healthcare, retail, telecommunications, and more. It powers millions of products and processes billions of interactions annually for enterprise customers worldwide. For more information, visit: www.soundhound.com
Forward Looking Statements
This press release contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements include, but are not limited to, statements concerning our expected financial performance, our ability to implement our business strategy and anticipated business and operations, including our ability to integrate the business and operations of LivePerson and our ability to realize the expected benefits of such acquisition, our ability to achieve and sustain positive adjusted EBITDA within the second half of 2027 and guidance for financial results for 2026 and 2027. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, readers are cautioned not to place undue reliance on these forward-looking statements. Our actual results may differ materially from those expressed or implied by these forward-looking statements as a result of risks and uncertainties impacting SoundHound’s business including, our ability to successfully launch and commercialize new products and services and derive significant revenue, our market opportunity and our ability to acquire new customers and retain existing customers, unexpected costs, charges or expenses resulting from our recent acquisitions, the ability of our recent acquisitions to be accretive on the company's financial results, our ability to reduce our annualized cost structure and achieve expected cost synergies associated therewith and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Measures of Financial Performance
To supplement the company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included in this release: non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, non-GAAP net loss and non-GAAP earnings per share.
The company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the company views its operating results. The company also believes that providing this information allows investors to not only better understand the company's financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.
As such, the company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the company’s financial and operational performance.
The company defines its non-GAAP measures by excluding certain items:
The company arrives at non-GAAP gross profit and non-GAAP gross margin by excluding (i) amortization of intangibles (including acquired intangible assets), (ii) stock-based compensation and related payroll taxes, and (iii) acquisition-related costs
The company arrives at adjusted EBITDA by excluding (i) total other income/(expense), net, (ii) income taxes, (iii) depreciation and amortization expense (including acquired intangible assets), (iv) amortization of capitalized commissions, (v) stock-based compensation and related payroll taxes, (vi) change in fair value of contingent acquisition liabilities, (vii) litigation settlement expenses and (viii) acquisition-related costs.
The company arrives at non-GAAP net loss and non-GAAP net loss per share by excluding (i) depreciation and amortization expense (including acquired intangible assets), (ii) amortization of capitalized commissions, (iii) stock-based compensation and related payroll taxes, (iv) change in fair value of contingent acquisition liabilities, (v) change in fair value of derivative, (vi) litigation settlement expenses, (vii) acquisition-related costs and (viii) income tax effects related to acquisitions.
Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables below. When analyzing the company's operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.
To the extent that the company presents any forward-looking non-GAAP financial measures, the company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Third Quarter Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Margin

Three Months Ended (thousands, unless otherwise noted)	September 30, 2026	September 30, 2025
GAAP gross profit[1]	$21,282	$17,921
Adjustments:
Depreciation and amortization	6,672	4,334
Stock-based compensation and related payroll taxes²	3,129	2,662
Acquisition-related expenses	311	—
Non-GAAP gross profit	$31,394	$24,917
GAAP gross margin	34.1%	42.6%
Non-GAAP gross margin	50.3%	59.3%
1)GAAP gross profit is calculated by subtracting the cost of revenues from revenues.
2)Q3 2026 and Q3 2025 include employer payroll taxes that result from stock-based compensation in the amount of $0.1 million and $0.2 million, respectively.

Third Quarter Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA

Three Months Ended (thousands)	September 30, 2026	September 30, 2025
GAAP net loss	$(46,368)	$(109,271)
Adjustments:
Total other expense (income), net[1]	233	(7,077)
Income taxes	(362)	457
Depreciation and amortization	13,320	8,557
Amortization of capitalized commissions	65	—
Stock-based compensation and related payroll taxes[2]	22,540	21,217
Change in fair value of contingent acquisition liabilities	(23,428)	66,245
Litigation settlement expenses	420	—
Acquisition-related expenses[3]	12,915	5,326
Non-GAAP adjusted EBITDA	$(20,665)	$(14,546)

1)Includes $0.2 million of other expense, net and $7.2 million of other income, net for the three months ended September 30, 2026 and 2025, respectively.
2)Q3 2026 and Q3 2025 include employer payroll taxes that result from stock-based compensation in the amount of $0.7 million and $1.5 million, respectively.
3)Acquisition-related expenses in Q3 2026 also include acquisition-related severance expenses and transition expenses resulting from the transition agreements under specific acquisition.
Third Quarter Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

Three Months Ended (thousands, unless otherwise noted)	September 30, 2026	September 30, 2025
GAAP net loss attributable to SoundHound common shareholders	$(46,368)	$(109,271)
Adjustments:
Depreciation and amortization	13,320	8,557
Amortization of capitalized commissions	65	—
Stock-based compensation and related payroll taxes[1]	22,540	21,217
Change in fair value of contingent acquisition liabilities	(23,428)	66,245
Change in fair value of derivative	581	(5,096)
Litigation settlement expenses	420	—
Acquisition-related expenses[2]	12,915	5,326
Income tax effects related to acquisitions	(1,260)	—
Non-GAAP net loss	$(21,215)	$(13,022)
Basic:
GAAP net loss per share[3]	$(0.10)	$(0.27)
Adjustments	0.05	0.24
Non-GAAP net loss per share[4]	$(0.05)	$(0.03)
Diluted:
GAAP net loss per share[3]	$(0.10)	$(0.27)
Adjustments	0.05	0.24
Non-GAAP net loss per share[4]	$(0.05)	$(0.03)
1)Q3 2026 includes employer payroll taxes that result from stock-based compensation in the amount of $0.7 million.
2)Acquisition-related expenses in Q3 2026 also include acquisition-related severance expenses and transition expenses resulting from the transition agreements under specific acquisition.
3)GAAP EPS: Weighted average common shares outstanding (basic) for the three months ended September 30, 2026 and 2025, were 454,512,160 and 409,783,470, respectively. Weighted average common shares outstanding (diluted) for the three months ended September 30, 2026 and 2025, were 454,512,160 and 411,702,440, respectively. Diluted EPS excludes earnings impact from realized portion of contingently issuable shares related to prior acquisitions.
4)Non-GAAP EPS: Weighted average common shares outstanding (basic) for the three months ended September 30, 2026 and 2025, were 454,512,160 and 409,783,470, respectively. Weighted average common shares outstanding (diluted) for the three months ended September 30, 2026 and 2025, were 454,512,160 and 411,702,440, respectively. Diluted EPS excludes earnings impact from realized portion of contingently issuable shares related to prior acquisitions.

Investors:
Jon Perachio
203-788-8576
IR@SoundHound.com
Media:
Fiona McEvoy
415-610-6590
PR@SoundHound.com